Share Repurchase Programs	12 Months Ended
Jun. 30, 2019
Equity [Abstract]
Share Repurchase Programs
Note 20.  Share Repurchase Programs
In August 2017, in conjunction with the Company’s offering and sale of the Notes, the Company’s Board of Directors authorized the Company to purchase up to $50 million of its common stock with a portion of the net proceeds received from the offering and sale of the Notes. The shares that were purchased by the Company pursuant to this authorization were retained as treasury stock and are available for general corporate purposes. The Company purchased 1,414,900 shares of its common stock for approximately $49.9 million pursuant to this authorization in fiscal 2018.
In August 2014, the Company’s Board of Directors authorized the Company to purchase up to $50 million of its common stock through a share repurchase program (the “Program”) that calls for shares to be purchased in the open market or in private transactions from time to time. The Program has no expiration and may be suspended or discontinued at any time. Shares purchased by the Company are retained as treasury stock and available for general corporate purposes. During the fiscal year ended June 30, 2019, the Company purchased 50,000 shares of its common stock for $1.6 million under this program. The Company did not repurchase shares pursuant to this Program during the fiscal years ended June 30, 2018 and 2017. As of June 30, 2019, the Company has cumulatively purchased 1,366,587 shares of its common stock pursuant to the Program for approximately $20.7 million. The dollar value of shares as of June 30, 2019 that may yet be purchased under the Program is approximately $29.3 million.